UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 14, 2012
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

     BB&T Corporation's (“BB&T”) Chief Financial Officer, Daryl Bible, will present at the 2012 Barclays Americas Select Franchise Conference in London on May 15, 2012 at 8:30 a.m. BST (3:30 a.m. EDT). A live audio webcast will be available on BB&T's website at http://www.BBT.com/webcasts. A copy of the presentation and a replay of the webcast will be available at http://www.BBT.com following the live event and remain on the site for 30 days.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Copy of press release announcing Daryl Bible's presentation at the 2012 Barclays Americas Select Franchise Conference in London on May 15, 2012 at 8:30 a.m. BST (3:30 a.m. EDT).

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: May 14, 2012